Exhibit 10.2
EXECUTION VERSION
AMENDMENT NO. 1 TO CREDIT AGREEMENT
This AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of November 1, 2011 (this “Amendment”), is made by and among COGDELL SPENCER LP, a Delaware limited partnership (the “Borrower”), COGDELL SPENCER INC., a Maryland corporation (“CSI”), EACH LENDER PARTY HERETO, EACH OF THE UNDERSIGNED GUARANTORS and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the “Agent”).
RECITALS:
WHEREAS, the Borrower, CSI, the Agent and the lenders party thereto (collectively, the “Lenders” and individually, a “Lender”) have entered into that certain Credit Agreement dated as of August 2, 2011 (as hereby amended and as from time to time further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”), pursuant to which the Lenders have made available to the Borrower a term loan facility; capitalized terms used in this Amendment not otherwise defined herein shall have the definitions set forth in the Credit Agreement; and
WHEREAS, the Guarantors and the Agent have entered into a Guaranty Agreement dated as of August 2, 2011 (the “Guaranty Agreement”); and
WHEREAS, Section 5A.04(e) of the Credit Agreement requires the delivery to the Agent of consents and acknowledgements from the ground lessors of certain Borrowing Base Properties within ninety (90) days of the Closing Date and the Borrower has not been able to obtain such consents and acknowledgements within such time period; and
WHEREAS, the Borrower has requested that the Agent and the Lenders agree to amend certain terms of the Credit Agreement, and the Agent and the Lenders party hereto are willing to effect such amendments upon the terms and conditions contained in this Amendment; and
NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:
1. Amendment to Credit Agreement. Subject to the conditions set forth in Section 2, the Credit Agreement is hereby amended, effective as of the date hereof, as follows: Section 5A.04(e) is amended to replace the reference to “ninety (90) days” in each of the third and fourth sentences thereof with a reference to “one hundred and fifty (150) days”.
2. Effectiveness; Conditions Precedent. Upon receipt by the Agent of counterparts of this Amendment, duly executed by the Borrower, the Guarantors, the Agent and the Required Lenders, this Amendment shall be effective as of the date hereof.

3. Representations and Warranties. In order to induce the Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Agent and the Lenders as follows:
(a) The representations and warranties made by it in Article VI of the Credit Agreement are true and correct on and as of the date hereof after giving effect to this Amendment, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date;
(b) This Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of such party, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and
(c) After giving effect hereto, no Default or Event of Default exists.
4. Entire Agreement. This Amendment, together with the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 11.01 of the Credit Agreement.
5. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Borrower hereby acknowledges and agrees that the Credit Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.
6. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic format (including .pdf) shall be effective as delivery of a manually executed original counterpart of this Amendment.
7. Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York.
8. Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
9. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, the Agent and each Lender and their respective successors and assignees to the extent such assignees are permitted assignees as provided in Section 11.06 of the Credit Agreement.

10. Expenses. Without limiting the provisions of Section 11.04 of the Credit Agreement, the Borrower agrees to pay all reasonable out of pocket costs and expenses (including without limitation reasonable legal fees and expenses) incurred before or after the date hereof by the Agent and its Affiliates in connection with the preparation, negotiation, execution, delivery and administration of this Amendment.
11. Consent of the Guarantors. Each Guarantor hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Loan Documents to which such Person is a party (including without limitation the continuation of such Person’s payment and performance obligations and the effectiveness and priority of any Liens granted thereunder, in each case upon and after the effectiveness of this Amendment and the amendments contemplated hereby) and the enforceability of such Loan Documents against such Person in accordance with its terms.
[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Credit Agreement to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

COGDELL SPENCER LP, a Delaware limited partnership

By:	CS Business Trust I, a Maryland Statutory Trust, its General Partner

By:
Name: Charles M. Handy
Title: Chief Financial Officer and Trustee

COGDELL SPENCER INC., as Guarantor

By:

Name: Charles M. Handy Title: Chief Financial Officer
AMENDMENT NO. 1 TO CREDIT AGREEMENT
Signature Page

GUARANTORS:

ERDMAN COMPANY, a Wisconsin corporation

By:
Name: Charles M. Handy Title: Chief Financial Officer

CS BUSINESS TRUST I, a Maryland Statutory Trust CS BUSINESS TRUST II, a Maryland Statutory Trust

By:
Name: Charles M. Handy Title: Chief Financial Officer and Trustee

COGDELL SPENCER ADVISORS MANAGEMENT, LLC, a Delaware limited liability company

By:
Name: Charles M. Handy Title: Manager
AUGUSTA MEDICAL PARTNERS, LLC,
a Georgia limited liability company
CAROLINA FOREST PLAZA, LLC, a South
Carolina limited liability company
FRANCISCAN DEVELOPMENT COMPANY,
LLC, a North Carolina limited liability company
200 ANDREWS, LLC, a South Carolina limited
liability company
INDIANAPOLIS MOB, LLC, an Indiana limited liability
company
EAST JEFFERSON MEDICAL PLAZA, LLC, a
Louisiana limited liability company
BEAUFORT MEDICAL PLAZA, LLC, a South Carolina
limited liability company
RIVER HILLS MEDICAL ASSOCIATES, LLC, a South
Carolina limited liability company

By:	Cogdell Spencer Advisors Management, LLC, a Delaware limited liability company, its Manager

By:
Name: Charles M. Handy
Title: Manager
AMENDMENT NO. 1 TO CREDIT AGREEMENT
Signature Page

CABARRUS POB, LP, a North Carolina limited partnership
COGDELL INVESTORS (BIRKDALE), LP,
a North Carolina limited partnership
COGDELL INVESTORS (BIRKDALE II), LP,
a North Carolina limited partnership
COGDELL INVESTORS (MALLARD), LP,
a North Carolina limited partnership
COPPERFIELD MOB, LP, a North Carolina limited partnership
EAST ROCKY MOUNT KIDNEY CENTER ASSOCIATES, LP, a North Carolina limited partnership
GASTON MOB, LP, a North Carolina limited partnership
MARY BLACK WESTSIDE MEDICAL PARK I LIMITED PARTNERSHIP, a South Carolina limited partnership
MEDICAL INVESTORS III, LP, a South Carolina limited partnership
WEST MEDICAL OFFICE I, LP, a South Carolina limited partnership

By:	Cogdell Spencer Advisors Management, LLC, a Delaware limited liability company, its General Partner

By:

		Name:	Charles M. Handy
		Title:	Manager

VERDUGO MOB, LP, a California limited partnership

By:	Verdugo Management, LLC, a California limited liability company, its General Partner

By:

		Name:	Charles M. Handy
		Title:	Manager
AMENDMENT NO. 1 TO CREDIT AGREEMENT
Signature Page

MULBERRY MEDICAL PARK LIMITED PARTNERSHIP, a North Carolina limited partnership
COGDELL INVESTORS (OSS), LP, a North Carolina limited partnership

By:	Cogdell Spencer Advisors Management, LLC, a Delaware limited liability company, its General Partner

By:

		Name:	Charles M. Handy
		Title:	Manager

ANCHOR COGDELL COVINGTON, LLC, a Kentucky limited liability company
ANCHOR COGDELL FLORENCE, LLC, a Kentucky limited liability company

By:

	Name:	Charles M. Handy
	Title:	Manager

ANCHOR COGDELL DOYLESTOWN, LP, a Pennsylvania limited partnership

By:	Anchor Cogdell Doylestown GP, LLC, a Pennsylvania limited liability company, its General Partner

By:

		Name:	Charles M. Handy
		Title:	Manager
AMENDMENT NO. 1 TO CREDIT AGREEMENT
Signature Page

BANK OF AMERICA, N.A., as
Administrative Agent

By:
Name:
Title:
AMENDMENT NO. 1 TO CREDIT AGREEMENT
Signature Page

LENDERS: BANK OF AMERICA, N.A., as a Lender
By:
Name:
Title:
AMENDMENT NO. 1 TO CREDIT AGREEMENT
Signature Page

KEYBANK NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:
AMENDMENT NO. 1 TO CREDIT AGREEMENT
Signature Page

CITIBANK, N.A., as a Lender
By:
Name:
Title:
AMENDMENT NO. 1 TO CREDIT AGREEMENT
Signature Page

REGIONS BANK, as a Lender
By:
Name:
Title:
AMENDMENT NO. 1 TO CREDIT AGREEMENT
Signature Page

RAYMOND JAMES BANK, FSB, as a Lender
By:
Name:
Title:
AMENDMENT NO. 1 TO CREDIT AGREEMENT
Signature Page